                                                                   Exhibit 10.76

                            ASSIGNMENT OF COLLATERAL

                         (CANAL CENTER PROPERTIES, INC.)


      THIS ASSIGNMENT OF COLLATERAL (hereinafter referred to as the "Assignment") is made as of the 27th day of October, 1997, by STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN (hereinafter referred to as "Assignor") in favor of Cornerstone Properties Inc. (hereinafter referred to as "Assignee").

                              W I T N E S S E T H :

      WHEREAS, Assignor is the recipient and owner of the promissory note and collateral security documents described on Exhibit A attached hereto and by this reference incorporated herein (the "Collateral"); and

      WHEREAS, pursuant to that certain Loan Purchase Agreement dated as of August 18, 1997, between Assignor and Assignee, Assignor has agreed to transfer all of its right, title and interest in and to the Collateral to Assignee.

      NOW, THEREFORE, for and in consideration of the exchange of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto covenant and agree as follows:

      I. Assignor hereby irrevocably transfers, assigns, grants, bargains, sells, conveys, remises, releases, warrants, set over and confirms unto Assignee for its benefit and the benefit of its successors and assigns, all of its right, title and interest in and to the Collateral without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997, executed by and between Assignee and Assignor.

      II. Upon the request of Assignee, Assignor shall execute and deliver to Assignee such further instruments as Assignee may deem reasonably necessary to effectuate this Assignment.

      III. This Assignment shall bind and inure to the benefit of the Assignor and Assignee and their respective heirs, successors and assigns.

      IV. Nothing in this Assignment shall be construed to give to any person other than Assignee its successors and assigns any legal or equitable right, remedy or claim under this Assignment, and this Assignment shall be held for the sole and exclusive benefit of Assignee and its successors and assigns.

      V. This Assignment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Virginia.

      IN WITNESS WHEREOF, Assignor and Assignee have executed or caused to be executed this Assignment under seal, as of the date and year first above written.

                                            ASSIGNOR:

                                            STICHTING PENSIOENFONDS VOOR DE
                                            GEZONDHEID, GEESTELIJKE EN
                                            MAATSCHAPPELIJKE BELANGEN


                                            By: /s/ Jan H.W.R. van der Vlist
                                            Name: Jan H.W.R. van der Vlist
                                            Title: Attorney-in-fact


                                            By: /s/ Anneke C. van de Puttelaar
                                            Name: Anneke C. van de Puttelaar
                                            Title: Attorney-in-fact


                                            ASSIGNEE:

                                            CORNERSTONE PROPERTIES INC.


                                            By: /s/ John S. Moody
                                            Name: John S. Moody
                                            Title: President


                                            By: /s/ Rodney C. Dimock
                                            Name: Rodney C. Dimock
                                            Title: Executive Vice President

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )


            Subscribed, sworn to and acknowledged before me by Jan M.W.R. van der Vlist of STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN this 27th day of October, 1997.


                                    /s/ Patti A. Olson
                                    Notary Public

My Commission Expires:_________________                  Patti A. Olson
                                               Notary Public, State of New York
                                                           No. 4738281
                                              Commission Expires August 31, 1999


STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )


            Subscribed, sworn to and acknowledged before me by Anneke C. van de Puttelaar of STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN this 27th day of October, 1997.


                                    /s/ Patti A. Olson
                                    Notary Public

My Commission Expires:_________________                  Patti A. Olson
                                               Notary Public, State of New York
                                                           No. 4738281
                                              Commission Expires August 31, 1999

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )


            Subscribed, sworn to and acknowledged before me by John S. Moody, President of Cornerstone Properties Inc., this 27th day of October, 1997.


                                    /s/ Patti A. Olson
                                    Notary Public

My Commission Expires:_________________                  Patti A. Olson
                                               Notary Public, State of New York
                                                           No. 4738281
                                              Commission Expires August 31, 1999

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )


            Subscribed, sworn to and acknowledged before me by Rodney C. Dimock, Executive Vice President of Cornerstone Properties Inc., this 27th day of October, 1997.


                                    /s/ Patti A. Olson
                                    Notary Public

My Commission Expires:_________________                  Patti A. Olson
                                               Notary Public, State of New York
                                                           No. 4738281
                                              Commission Expires August 31, 1999

VIRGINIA:

                   IN THE CLERK'S OFFICE OF THE CIRCUIT COURT

            This certificate was presented, and with the Certificate annexed, admitted to record on _______________ at ______________ o'clock __.m.

            Clerk's fees: $____________ have been paid.

                  Attest:___________________________________, Deputy Clerk

                                    EXHIBIT A

1. Second Amended and Restated Promissory Note dated as of December 31, 1994, executed by Canal Center Properties, Inc. ("CCP") in favor of Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen ("PGGM") in the principal amount of $17,963,440.81.

2. Construction Deed of Trust and Security Agreement dated as of September 15, 1985, executed by CCP in favor of Real Title Company, Inc., as Trustee for DIHC Finance Corporation ("DIFCO"); as assigned by DIFCO to PGGM pursuant to that certain Assignment of Construction Note and Construction Deed of Trust dated as of December 11, 1989; and as further amended by Extension and Modification Agreement dated as of December 31, 1994, executed by and between CCP and PGGM, recorded in Deed Book 1526 at page 672, in the Clerk's Office of the Circuit Court of the City of Alexandria, Virginia.

3. Assignment of Lessor's Interest in Leases dated as of September 15, 1985, executed by CCP in favor of DIFCO; as assigned by DIFCO to PGGM pursuant to that certain Assignment of Assignment of Lessor's Interest in Leases dated as of December 11, 1989.

                                     ALLONGE

                               ENDORSEMENT OF NOTE

                         (CANAL CENTER PROPERTIES, INC.)


            Pay to the order of CORNERSTONE PROPERTIES INC. (the "Assignee") without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997 executed by and between Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen and Assignee.


                                          STICHTING PENSIOENFONDS VOOR
                                          DE GEZONDHEID, GEESTELIJKE EN
                                          MAATSCHAPPELIJKE BELANGEN


                                          By:  /s/ Jan H.W.R. van der Vlist
                                          Name:  Jan H.W.R. van der Vlist
                                          Title: Attorney-in-fact


                                          By:  /s/ Anneke C. van de Puttelaar
                                          Name:  Anneke C. van de Puttelaar
                                          Title: Attorney-in-fact


                                    DATE: October 27, 1997